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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference into this registration statement on Form S-8 of our report dated February 25, 2000 included in Pogo Producing Company's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


                                        /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP


Houston, Texas
July 28, 2000